Income tax	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
An analysis of the Group’s income tax expense/(benefit) for periods presented is set out below:

	2022	2021	2020
	(in € millions)
Current tax expense
Current year	82	37	25
Changes in estimates in respect to prior year	13	2	(9)
	95	39	16
Deferred tax (benefit)/expense
Temporary differences	(158)	5	(137)
Change in recognition of deferred tax	124	241	(7)
Change in tax rates	—	(1)	—
Changes in estimates in respect to prior years	(1)	(1)	—
	(35)	244	(144)
Income tax expense/(benefit)	60	283	(128)
For the years ended December 31, 2022, 2021, and 2020, the Group recorded an income tax expense/(benefit) of €26 million, €(268) million, and €163 million, respectively, in other comprehensive income/(loss) related to components of other comprehensive income/(loss). In 2022, a €(5) million current tax benefit (2021, €30 million of a current tax charge) was reclassified to accumulated deficit relating to the sale of a long term investment.
In 2022, the Group recognized current income tax expense of €5 million for uncertain tax positions and has cumulatively recorded liabilities of €9 million for uncertain tax positions at December 31, 2022, of which €2 million is reasonably expected to be resolved within 12 months. Interest and penalties included in income tax expense were not material in any of the periods presented.
A reconciliation between the income tax expense/(benefit) for the year, and the theoretical tax expense that would arise when applying the statutory tax rate in Luxembourg of 24.94% to the consolidated loss before tax for each of the years ended December 31, 2022, 2021, and 2020 is shown in the table below:

	2022	2021	2020
	(in € millions)
(Loss)/income before tax	(370)	249	(709)
Tax using the Luxembourg tax rate	(93)	62	(177)
Effect of tax rates in foreign jurisdictions	(11)	1	12
Permanent differences	23	(35)	54
Change in unrecognized deferred taxes	124	239	(9)
Adjustments in respect of previous years	12	1	(9)
Foreign withholding taxes	2	12	1
Other	3	3	—
Income tax expense/(benefit)	60	283	(128)
The Group will be subject to tax in future periods as a result of foreign exchange movements between USD, EUR, and SEK, primarily related to its investment in TME.
The major components of deferred tax assets and liabilities are comprised of the following:

	2022	2021
	(in € millions)
Intangible assets	(70)	(66)
Share-based compensation	18	8
Tax losses carried forward	93	53
Property and equipment	50	58
Unrealized (gains)/losses	(130)	(43)
Trade and other payables	29	1
Other	13	2
Net deferred tax assets	3	13
A reconciliation of net deferred tax is shown in the table below:

	2022	2021	2020
	(in € millions)
At January 1	13	15	7
Movement recognized in consolidated statement of operations	36	(240)	144
Movement recognized in consolidated statement of changes in equity and other comprehensive income	(32)	239	(136)
Movement due to acquisition	(14)	(1)	—
At December 31	3	13	15
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Reconciliation to consolidated statement of financial position	2022	2021
	(in € millions)
Deferred tax assets	8	13
Deferred tax liabilities	5	—
Deferred tax assets have not been recognized in respect of the following items, because it is not probable that future taxable profit will be available against which entities within the Group can use the benefits.

	2022	2021
	(in € millions)
Intangible assets	22	74
Share-based compensation	3	122
Tax losses carried forward	329	316
Tax credits carried forward	80	51
Capitalized Research & Development Costs	106	—
Unrealized (gains)/ losses	—	7
Other	58	60
Total	598	630
At December 31, 2022, no deferred tax liability had been recognized on investments in subsidiaries because the Company has concluded it has the ability and intention to control the timing of any distribution from its subsidiaries. There are no distributions planned in the foreseeable future. It is not practicable to calculate the unrecognized deferred tax liability on investments in subsidiaries.
Tax loss and credit carry-forwards as at December 31, 2022 were expected to expire as follows:

Expected expiry	2023 - 2032	2033 and onwards	Unlimited	Total
	(in € millions)
Tax loss carry-forwards	101	437	1,596	2,134
Research and development credit carry-forward	—	80	—	80
The Group has significant net operating loss carry-forwards in Luxembourg of €195 million, as well as foreign jurisdictions including the United States of €462 million (€214 million federal and €248 million state and local), Sweden of €1,359 million and other foreign jurisdictions of €118 million. In certain jurisdictions, if the Group is unable to earn sufficient income or profits to utilize such carry-forwards before they expire, they will no longer be available to offset future income or profits.
In the United States, of the €214 million federal net operating loss carryforwards, €24 million are subject to an annual limitation as defined by Section 382 of the Internal Revenue Code (“Section 382”). The remaining balance is related to net operating losses generated after January 1, 2018 which can be carried forward indefinitely but are subject to an 80% taxable income limitation upon utilization. In addition, utilization of these net operating loss carry-forwards may be subject to further annual limitation if there is an ownership change within the meaning of Section 382. Such an ownership change may limit the amount of net operating loss carry-forwards that can be utilized to offset future taxable income.
In Sweden, our net operating losses can be carried forward indefinitely. Utilization of these net operating loss carry-forwards may be subject to a substantial annual limitation if there is an ownership change within the meaning of Chapter 40, paragraphs 10-14, of the Swedish Income Tax Act (the “Swedish Income Tax Act”). In general, an ownership change, as defined by the Swedish Income Tax Act results from a transaction or series of transactions over a five-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain categories or individuals, businesses or organizations.
The Group’s most significant tax jurisdictions are Sweden and the U.S. (both at the federal level and in various state jurisdictions). Because of its tax loss and tax credit carry-forwards, substantially all of the Group’s tax years after 2012 remain open to federal, state, and foreign tax examination. Certain of the Group’s subsidiaries are currently under examination by the U.S. and other foreign tax authorities for tax years from 2013-2020. These examinations may lead to adjustments to the Group’s taxes.
The Group has initiated and is in negotiations for an Advanced Pricing Agreement (“APA”) between Sweden and the United States governments for the tax years 2014 through 2020 covering various transfer pricing matters. These transfer pricing matters may be significant to the consolidated financial statements.